LOAN NO. 07-0004017

                  COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENT
              AND WAIVER OF PROPERTY MANAGEMENT AND BROKER'S LIENS


     THIS COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENT AND WAIVER OF PROPERTY MANAGEMENT AND BROKER'S LIENS ("AGREEMENT") is made as of the 26th day of August, 2002, by EMERITUS CORPORATION, a Washington corporation ("MANAGER"), and EMERITUS PROPERTIES XIV, LLC, a Washington limited liability company ("BORROWER"), to and for the benefit of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("LENDER").
                                    RECITALS
A. Borrower is the owner of the real estate legally described in attached Exhibit A (the "PROPERTY").
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B.     Borrower  and  Manager  have  entered into a certain Management Agreement pursuant  to  which  Manager  has  agreed  to render certain property management services  and  leasing  brokerage  services  (the  "MANAGEMENT  AGREEMENT").
C. Lender has agreed, subject to certain terms and conditions, to make a loan to Borrower in an amount not to exceed Eight Million Three Hundred Thousand and No/100 Dollars ($8,300,000.00) (the "LOAN"). The Loan is evidenced and governed by a certain Promissory Note A of even date herewith in the face amount of Five Million Three Hundred Ninety-Five Thousand and No/100 Dollars ($5,395,000.00), that certain Subordinated Promissory Note B of even date herewith in the face amount of Two Million Nine Hundred Five Thousand and No/100 Dollars ($2,905,000.00) and that certain Loan Agreement by and between Lender and Borrower of even date herewith, as the same may from time to time be renewed, amended, modified, increased, consolidated or extended (the "LOAN AGREEMENT"). All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
D. To induce Lender to make the Loan, Borrower has agreed to assign, as security for the Loan, its rights under the Management Agreement and Manager is willing to waive any and all liens to which it is or will be entitled, now or hereafter, arising in respect of the Management Agreement or the services performed, or expenses incurred, thereunder, including without limitation any mechanic's or materialman's lien claim or broker's lien claim under applicable law (the "MANAGER'S LIENS").
                                   AGREEMENTS
1. To secure the Loan, Borrower hereby, sells, conveys and assigns to Lender all its right, title and interest in and to the Management Agreement.
Manager hereby consents to such assignment. Borrower, Lender and Manager hereby agree that, upon the occurrence of a monetary default under and as defined in the Loan Agreement, Lender shall have the right, but not the obligation, to elect, by giving written notice to Borrower and Manager, either to: (i) enforce the obligations of Manager under the Management Agreement, in which event Manager will recognize Lender as owner of the Property for purposes of the
Management Agreement; provided that all sums payable under the Management Agreement accruing from and after the date of delivery of such notice are paid when due, or (ii) terminate the Management Agreement as of the date of delivery of such notice without payment of any termination fees or charge notwithstanding anything to the contrary in the Management Agreement, in which event Borrower shall make no further payments to Manager and Manager shall not accept any such payments and Manager shall promptly deliver to Lender all books and records pertaining to the operation and management of the mortgaged property.
2. Manager acknowledges that pursuant to the terms of the Management Agreement Manager is required to maintain insurance for the Property. Manager agrees that it shall maintain such insurance in accordance with the requirements of the Mortgage, a copy of which Manager acknowledges it has reviewed. In case of loss or damage to the Property by fire or other casualty, Manager or Borrower shall give, or cause to be given, written notice thereof to the insurance carrier(s) and to Lender within three (3) business days after such loss or damage occurs. Lender is authorized and empowered, and Manager hereby irrevocably appoints Lender as its attorney-in-fact (such appointment is coupled with an interest), at its option, to make or file proofs of loss or damage and to settle and adjust any claim under insurance policies which insure against such risks, or to direct Manager, in writing, to agree with the insurance carrier(s) on the amount to be paid in regard to such loss.
3.     The  assignment  made  hereby  is for collateral purposes only and Lender shall not be deemed to have assumed, or become liable for, the payment or performance of any of the obligations or liabilities of Borrower arising from or in connection with the Management Agreement whether arising before or after the occurrence of an Event of Default, unless and until Lender delivers to Borrower and Manager the above described notice of its election to enforce the obligations of Manager, as provided above, in which event Lender shall have no liability for any obligations or liabilities accruing prior to the date of the delivery of such notice.
4.     The  Manager's  Liens  are  hereby  waived.
5. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day; provided that a hard copy of such notice is also sent pursuant to (c) or
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(d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid.
     Emeritus  Corporation
     3131  Elliott  Avenue,  Suite  500
     Seattle,  Washington  98121
     Attn:  Raymond  R.  Brandstrom,  CFO
Notices  to  Manager:     Facsimile:  (206)  301-4500
     Emeritus  Properties  XIV,  LLC
     3131  Elliott  Avenue,  Suite  500
     Seattle,  Washington  98121
     Attn:  Raymond  R.  Brandstrom,  CFO
Notices  to  Borrower:     Facsimile:  (202)  301-4500
     The  Nathanson  Group  PLLC
     1520  Fourth  Avenue,  Sixth  Floor
     Seattle,  Washington  98101
     Attn:  Randi  S.  Nathanson
With  a  copy  to:     Facsimile:  (206)  623-1738
     Heller  Healthcare  Finance,  Inc.
     Loan  No.  07-0004017
     2  Wisconsin  Circle,  Suite  400
     Chevy  Chase,  Maryland  20815
     Attn:  Manager,  Portfolio  Management  Group
Notices  to  Lender:     Telecopy:  (301)  664-9843
     Heller  Healthcare  Finance,  Inc.
     Loan  No.  07-0004017
     100  Congress,  Suite  700
     Austin,  Texas  78701
     Attn:  Diana  Pennington,  Vice  President and Chief Counsel, Senior Living
Group
With  a  copy  to:     Telecopy:  (512)  476-7832
     Heller  Healthcare  Finance,  Inc.
     Loan  No.  07-0004017
     500  West  Monroe  Street
     Chicago,  Illinois  60661
     Attn:  Kevin  McMeen,  Senior  Vice  President
And  a  copy  to:     Telecopy:  (312)  441-7119
6. Neither Borrower nor Manager shall permit or agree to any modification, amendment or termination of the Management Agreement (other than the expiration of the Management Agreement on the expiry date, if any, set forth herein), without the prior written consent of Lender, which consent Lender shall not unreasonably withhold or delay.
7. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.
8. MANAGER, BORROWER AND LENDER, BY ITS ACCEPTANCE OF THIS AGREEMENT, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MANAGER, BORROWER AND LENDER, AND MANAGER AND LENDER ACKNOWLEDGE THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MANAGER, BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MANAGER, BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.
9. MANAGER AND BORROWER HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREE THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. MANAGER AND BORROWER EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. MANAGER AND BORROWER HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON MANAGER OR BORROWER, AS THE CASE MAY BE, BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MANAGER OR BORROWER, AS THE CASE MAY BE, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

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IN WITNESS WHEREOF, the undersigned have executed this instrument on the day and year  first  above  written.

MANAGER:

EMERITUS  CORPORATION,
a  Washington  corporation


By      /s/  Raymond  R.  Brandstrom
Name       Raymond  R.  Brandstrom
Its             CFO


BORROWER:

EMERITUS  PROPERTIES  XIV,  LLC,  a  Washington  limited  liability  company

By     Emeritus  Corporation,  a  Washington  corporation,  its  sole  member

By     /s/  Raymond  R.  Brandstrom
Name      Raymond  R.  Brandstrom
Its            CFO

LENDER:

HELLER  HEALTHCARE  FINANCE,  INC.,
a  Delaware  corporation


By      /s/  Jeffrey  M.  Muchmore
Name       Jeffrey  M.  Muchmore
Its             Vice  President


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                                    EXHIBIT A
                                LEGAL DESCRIPTION
Record  Owner:     Emeritus  Properties  XIV,  LLC

Legal  Description: